UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 5, 2021

F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 272-5555

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 5, 2021, F5 Networks, Inc., a Washington corporation (“F5”) entered into a Merger Agreement (the “Merger Agreement”) with Volterra, Inc., a Delaware corporation (“Volterra”), Voyager Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of F5 (“Merger Sub”) and Shareholder Representative Services LLC, a Delaware limited liability company, as security holder representative (the “Securityholder Representative”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into Volterra (the “Merger”), with Volterra surviving the Merger and becoming a wholly-owned subsidiary of F5.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, F5 will pay an aggregate amount of consideration worth approximately $440,000,000 in cash and approximately $60,000,000 in deferred consideration and assumed unvested incentive compensation to founders and employees, subject to certain adjustments set forth in the Merger Agreement, for all of the shares of Volterra (excluding shares (i) owned by Volterra or any subsidiary of Volterra and (ii) held by Volterra shareholders who perfect their dissenters’ rights with respect to the Merger) and all of the other outstanding equity securities of Volterra (the “Merger Consideration”). F5 will also assume all unvested and outstanding Volterra options, restricted stock units and restricted share awards held by continuing employees of Volterra, with restricted share awards converted into deferred cash awards. All unvested and outstanding Volterra options and restricted stock units held by non-continuing employees of Volterra will be cancelled without consideration. All unvested and outstanding shares of Volterra restricted stock held by non-continuing employees of Volterra will be repurchased by Volterra at the cost such non-continuing employee paid for such share of Volterra restricted stock.

The Merger Agreement contains customary representations and warranties and covenants. Additionally, upon consummation of the Merger, certain of Volterra’s former securityholders will undertake certain indemnification obligations. At the closing of the Merger, F5 will deposit with an escrow agent $45,000,000 of the Merger Consideration to fund (i) potential payment obligations of certain former securityholders of Volterra with respect to a post-closing purchase price adjustment and (ii) potential post-closing indemnification obligations of certain former securityholders of Volterra, on the terms and conditions set forth in the Merger Agreement and certain other terms and conditions.

The Merger Agreement and the transactions contemplated thereby, including the Merger, have been approved by the Boards of Directors of Volterra and F5, and subsequent to the execution of the Merger Agreement, by the requisite approval of the Volterra shareholders.

The Merger is expected to close in the first calendar quarter of 2021 and is subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended. The Merger Agreement contains certain customary termination rights for F5 and Volterra, including the right to terminate if the Merger is not consummated on or before May 1, 2021, on the terms and conditions set forth in the Merger Agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K (the “Report”) and incorporated by reference herein.

The Merger Agreement and related description are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about F5 in its reports filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to F5 or Volterra. The representations and warranties have been negotiated with the principal purpose of not establishing matters of fact, but rather as a risk allocation method establishing the circumstances under which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. As is customary, the assertions embodied in the representations and warranties made by Volterra in the Merger Agreement are qualified by information contained in confidential disclosure schedules that Volterra has delivered to F5 in connection with the signing of the Merger Agreement. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Shareholders of F5 are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of F5 or Volterra. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Item 2.02	Results of Operations and Financial Condition

The information set forth in Item 7.01 of this Report is incorporated by reference herein.

The information contained in Item 2.02 of this Report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 2.02 of this Report, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01	Regulation FD Disclosure.

On January 7, 2021, F5 issued a press release announcing the execution of the Merger Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Report and incorporated by reference herein.

On January 7, 2020, F5 also released the “F5 to Acquire Volterra” presentation (“Investor Deck”). The Investor Deck is attached hereto as Exhibit 99.2. F5 does not intend to file any update to this investor presentation and the fact that the Investor Deck is being furnished should not be deemed an admission as to the materiality of any information contained in the presentation. The information contained in the Investor Deck is summary information that is intended to be considered in the context of F5’s SEC filings and other public announcements that F5 may make, by press release or otherwise, from time to time.

The information contained in Item 7.01 of this Report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this Report, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Note Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, including, among other things, statements regarding the continuing strength and momentum of F5’s and Volterra’s business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, share repurchases, demand for application delivery networking, application delivery services, security, and software products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of Volterra and F5 offerings; potential disruptions to F5’s business and distraction of management as F5 integrates Volterra’s business and technology; F5’s ability to successfully integrate Volterra’s products with F5 technologies; the ability of F5’s sales professionals and distribution partners to sell Volterra’s product and service offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; the business impact of the acquisition of Volterra and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the acquisition; uncertainties as to the timing of the transaction; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5’s ability to sustain, develop and effectively utilize distribution relationships; F5’s ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5’s ability to expand in international markets; the unpredictability of F5’s sales cycle; F5’s share repurchase program; future prices of F5’s common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K and other documents that we may file or furnish from time to time, which could cause actual results to vary from expectations. The financial information contained in this document should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this document are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

2.1*	Merger Agreement, dated January 5, 2021, by and among F5 Networks, Inc., Voyager Merger Sub Corporation, Volterra, Inc., and Shareholder Representative Services LLC.
99.1	Press Release, dated January 7, 2021.
99.2	“F5 to Acquire Volterra” Presentation, dated January 7, 2021
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*	Schedules, exhibits and annexes have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC.

Date: January 7, 2021	By:	/s/ François Locoh-Donou
Name: François Locoh-Donou Title: President & CEO